UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

December 28, 2009 (December 23, 2009)

(Date of earliest event reported)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On December 23, 2009, Geokinetics Holdings USA, Inc. (f/k/a Geokinetics Holdings, Inc.) (“Geokinetics Holdings”), a wholly-owned subsidiary of Geokinetics Inc. (“Geokinetics”), closed a private offering of $300 million aggregate principal amount of its 9.75% senior secured notes due 2014 (the “Notes”). The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws and may only be resold to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act, or in offshore transactions in reliance on Regulation S under the Securities Act. On December 23, 2009, in connection with the offering, Geokinetics Holdings and Geokinetics (collectively, “we” or “us”) entered into (i) an Indenture with U.S. Bank National Association (the “Trustee” or “Collateral Trustee”), (ii) a Collateral Trust and Intercreditor Agreement with the Collateral Trustee and (iii) a Registration Rights Agreement with RBC Capital Markets Corporation and Banc of America Securities LLC as representatives of the initial purchasers of the Notes (collectively, the “Initial Purchasers”). The following is a brief summary of the material terms and conditions of the Indenture, the Collateral Trust and Intercreditor Agreement and the Registration Rights Agreement:

Indenture

We entered into an indenture (the “Indenture”) with the Trustee, pursuant to which Geokinetics Holdings issued the Notes at a price equal to 98.093% of their face value.

Interest — The Notes will bear interest from December 23, 2009 at a rate of 9.75% per annum. Geokinetics Holdings will pay interest on the Notes semi-annually, in arrears, on December 15 and June 15 of each year, beginning June 15, 2010.

Principal and Maturity — The Notes were issued with a $300 million aggregate principal amount and will mature on December 15, 2014.

Guarantees — The Notes are unconditionally guaranteed, jointly and severally and on a senior secured basis, by Geokinetics and certain of Geokinetics’ present and future subsidiaries (the “Subsidiaries,” and collectively with Geokinetics, the “Guarantors”).

Optional Redemption by Geokinetics Holdings — At any time prior to December 15, 2011, Geokinetics Holdings may redeem up to 10% of the original principal amount during each 12-month period beginning on December 15, 2009 at a redemption price of 103%. On or after December 15, 2011, Geokinetics Holdings may redeem the Notes at the following percentages of the original principal amount: (i) 104.875% from December 15, 2011 to December 14, 2012; (ii) 102.438% from December 15, 2012 to December 14, 2013; and (iii) 100% from December 15, 2013 and thereafter.

Repurchase Obligations by Geokinetics Holdings — If there is a change of control of Geokinetics Holdings (as defined in the Indenture), each holder of the Notes may require Geokinetics Holdings to purchase their Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, to the date of repurchase.

Events of Default — The Indenture also contains events of default including, but not limited to, the following: (i) nonpayment; (ii) defaults in certain other indebtedness of Geokinetics Holdings or the Guarantors; and (iii) the failure of Geokinetics Holdings or the Guarantors to comply with their respective covenants in the event of a mandatory redemption, optional redemption, option to repurchase, or a merger, consolidation or sale of assets. Upon an event of default, the holders of the Notes or the Trustee may declare the Notes due and immediately payable.

Collateral Trust and Intercreditor Agreement

We entered into a Collateral Trust and Intercreditor Agreement (the “Collateral Agreement”) with the Collateral Trustee, as trustee under the Indenture and as collateral trustee.  This Collateral Agreement sets forth the terms on which each secured party has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Priority Lien Obligations (as defined in the Collateral Agreement) to receive, hold, maintain, administer and distribute the collateral at any time delivered to the Collateral Trustee or the subject of the security documents, and to enforce the security documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

Registration Rights Agreement

We entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Initial Purchasers, pursuant to which Geokinetics Holdings and the Guarantors agreed to use commercially reasonable efforts to file and cause to become effective, on or before 270 days after December 23, 2009, an exchange offer registration statement that would offer to exchange the Notes for notes identical in terms, except that the newly-issued notes would not be subject to transfer restrictions (the “Exchange Notes”). As more fully set forth in the Registration Rights Agreement, under certain circumstances, Geokinetics Holdings and the Guarantors also may be required to file a shelf registration statement to cover the resale of the Notes. If Geokinetics Holdings and the Guarantors fail to file a registration statement or if any such registration statement is not declared effective within the prescribed time periods, Geokinetics Holdings will be required to pay additional interest to the holders of the Notes.

The foregoing summaries of the Indenture, the Collateral Trust and Intercreditor Agreement and the Registration Rights Agreement are qualified in their entirety by the terms of such agreements, as applicable, each of which is attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

SECTION 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits:

4.1	Indenture dated as of December 23, 2009.

4.2	Collateral Trust and Intercreditor Agreement dated as of December 23, 2009.

4.3	Registration Rights Agreement dated as of December 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

December 28, 2009	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

4.1	Indenture dated as of December 23, 2009.

4.2	Collateral Trust and Intercreditor Agreement dated as of December 23, 2009.

4.3	Registration Rights Agreement dated as of December 23, 2009.